UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2010

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

United States	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

The Registrant's press release dated October 22, 2010, announcing that Heritage MHC and Heritage Financial Group (HBOS) had received conditional approval from the Office of Thrift Supervision to reorganize from a two-tier mutual holding company structure to a stock holding company structure and the Registrant, a new holding company for HeritageBank of the South, has commenced a “second-step” stock offering of new shares of common stock on October 22, 2010, is attached hereto as Exhibit 99, and is incorporated herein by reference.  The press release also announced that the registration statement relating to the sale of common stock by the Registrant had been declared effective by the Securities and Exchange Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated October 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: October 22, 2010	By:	/s/ T. Heath Fountain
T. Heath Fountain
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on October 22, 2010.